Deutsche Asset Management

                             [GRAPHIC OMITTED]




                                  Mutual Fund
                                     Semi-Annual Report
                                              March 31, 2000


Small Cap
Formerly BTInvestment Small Cap Fund


                                                    Deutsche Bank Group
                                                    [LOGO OMITTED]

Small Cap
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TABLE OF CONTENTS


          LETTER TO SHAREHOLDERS                                    3

          SMALL CAP
                Statement of Assets and Liabilities                 7
                Statement of Operations                             8
                Statements of Changes in Net Assets                 9
                Financial Highlights                               10
                Notes to Financial Statements                      11

          SMALL CAP PORTFOLIO
                Schedule of Portfolio Investments                  13
                Statement of Assets and Liabilities                15
                Statement of Operations                            16
                Statements of Changes in Net Assets                17
                Financial Highlights                               18
                Notes to Financial Statements                      19


                              -------------------
     The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byDeutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              -------------------


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Small Cap
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LETTER TO SHAREHOLDERS


We are pleased to present you with this semi-annual report for Small Cap (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The name of the Fund has changed to Deutsche SmallCap, to reflect the acquisition of Bankers Trust by Deutsche Bank. The Fund's investment objectives, policies and strategies, as well as its portfolio managers, remain the same.

MARKET ACTIVITY
SMALL CAPITALIZATION GROWTH STOCKS SIGNIFICANTLY OUTPERFORMED THEIR LARGE CAP BRETHREN DURING THE SIX MONTHS ENDED MARCH 31, 2000. The Russell 2000 Index returned 26.83% for the semi-annual period as compared to the S&P 500 return of 17.51%. As measured by the Russell 2000 Growth Index, which returned 45.77% for the semi-annual period, small capitalization growth stocks were the best performing U.S. equity sector for the semi-annual period.

STILL, A THEME OF "VOLATILITY AND REVERSAL" CONTINUED TO DOMINATE THE SMALL CAP EQUITY MARKET AS WELL AS THE BROADER EQUITY MARKETS.
o In October the U.S. equity markets were buffeted between fears that the economy may be overheating and hopes that the strong growth/low inflation scenario would continue. There was slight moderation in some of the more interest-sensitive, cyclical sectors such as housing and autos, but domestic demand still had considerable momentum and the export sector began to revive, buoyed by the pickup in global demand. By mid-October, the equity markets gained strength, as investors disregarded concerns of higher interest rates and focused on the positives of growth.
o Overall, the fourth calendar quarter of 1999 experienced significant strength in the equity markets, as the U.S. economy remained robust with few signs of inflation. There continued to be tight labor markets, but productivity stayed strong. Economic momentum also continued to build around the world. However, this equity market strength was relatively narrow and confined primarily to the technology and telecommunications sectors across all capitalizations.
o January began with weakness in the broader markets as investors looked toward a number of possible Federal Reserve Board interest rate increases in the first half of the year 2000 following a robust fourth quarter and holiday selling season. Following this short-lived early weakness, the small cap market resumed its strength, narrowly confined to technology, telecommunications and select biotechnology issues where revenue and earnings growth were expected to continue despite rising interest rates.
o In February, there was a sell off of such "Old Economy" sectors as manufacturing and other cyclical industries on fears of higher interest rates. However, the "New Economy" sectors-technology, telecommunications and biotechnology-continued to do well, boosting the Index overall.
o The small cap market pulled back in March, ending the month down 6.6%, as the mid and large cap markets reasserted themselves. Even technology and health care, especially biotechnology, which had led the first calendar quarter's performance charge, ended the month down over 11% and 31%, respectively. Despite poor March performance, technology ended the quarter up over 21% and health care ended up over 15%.

Throughout the semi-annual period, small cap growth companies exhibited strong earnings growth and very attractive relative valuations. Growth outperformed value within the small cap sector, with communications services, mostly driven by the cellular and wireless industries, health care and technology the best performing sectors for the semi-annual period. Energy also did particularly well in the first quarter of 2000, as

TEN LARGEST STOCK HOLDINGS
(percentages are based on market value of total investments)

Pinnacle Systems,Inc.                                 3.57%
Tech Data Corp.                                       3.01
Saga Systems, Inc.                                    2.64
Resmed, Inc.                                          2.49
BJServiceCo.                                          2.44
Asyst Technologies, Inc.                              2.29
TrigonHealthcare                                      2.26
Pacific Sunwear of CA                                 2.21
Accredo Health,Inc.                                   2.12
Atmi, Inc.                                            2.12


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Small Cap
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LETTER TO SHAREHOLDERS


PORTFOLIO DIVERSIFICATION

By Theme as of March 31,2000 (percentages are based on market value of total investments)

  Technology                        39.8%
  Healthcare                        14.3
  Consumer                          13.0
  Energy                             9.6
  CreditSensitive                    6.4
  Service Companies                  5.4
  Transportation                     4.6
  Process Industries                 1.5
  Cash                               5.4


oil prices rose. It is important to note that since its rebalancing in June 1999, the Russell 2000 Index's performance has been driven by a very narrow list of stocks.

INVESTMENT REVIEW
The Fund significantly outperformed its benchmarks for the six month period, particularly well worth noting given the extremely high volatility in the small cap equity market during this semi-annual period. Specific stock selection and sector positioning bolstered Fund performance.

For example, among the Fund's largest holdings within the top performing sectors were Credence Systems, Pinnacle Systems, Inc., Medical Manager Corp., Enzon Inc., Titan Corp., and Alkermes. Each of these stocks contributed positively to Fund performance. Given the narrowness of small cap market outperformance overall, our management team's stock-picking skills became ever more critical to the Fund's success. So, too, did our extensive research into sectors.

In the fourth quarter of 1999, the Fund was overweight in two of the best performing sectors, i.e. technology and health care. Also having a positive impact on relative performance were underweight positions in three of the poorer performing sectors, i.e. consumer staples, financials and materials & processing.

The energy sector was a top performer in the first quarter of 2000, and the Fund's overweight position there boosted portfolio returns. Technology and health care continued to be winning sectors in the first quarter of 2000, and the Fund remained overweight there as well. Performance was also aided during these months by underweight positions in financials, consumer discretionary and basic industries, three of the poorer performing sectors.

MANAGER OUTLOOK
Our outlook for the equity markets in general is favorable. The U.S. economy continues to benefit from strong productivity-led growth without an apparent rise in inflation. Fundamentals for corporate profits also remain solid across most sectors of the small cap market, as consumer spending remains robust and economic growth continues at a strong pace. Thus, the rest of the year 2000 should bring moderately higher stock prices, in our view, as well as significantly improved market breadth. The small cap universe, representing well over 90% of all publicly traded domestic companies, continues to provide an excellent source for corporate America and venture capitalists to recognize value in those companies with solid fundamentals early in their growth cycle. We believe restructuring and consolidation will continue to create opportunities for small cap investors.

Still, there are several risks to the equity markets in general, including the small cap market, over the rest of the year. These include:
o valuation risk, especially in NASDAQ stocks. The NASDAQ Composite has been extremely volatile, experiencing four declines of 10% or more in the first quarter of 2000 alone;
o a rise in margin debt, which at the end of the first quarter stood at a record high with an increase of margin debt of over 9% in February alone;
o rising interest rates, as the Federal Reserve Board may well tighten several more times during the remainder of the year 2000; and
o Presidential campaign rhetoric and elections may cause volatility to increase.


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                                       4

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Small Cap
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LETTER TO SHAREHOLDERS


                                        CUMULATIVE TOTAL RETURNS                          AVERAGE ANNUAL TOTAL RETURNS

Periods ended                   Past 6     Past 1     Past 3    Past 5      Since      Past 1     Past 3    Past 5     Since
March 31, 2000                  Months      year      years     years     inception     year       years    years    inception
------------------------------------------------------------------------------------------------------------------------------
Small Cap(1)
   (inception
   10/21/93)                    50.84%     63.96%    145.93%   205.38%     336.39%     63.96%     34.98%    25.02%    25.70%
Russell 2000 Index(2)
   (since 10/31/93)             26.83%     37.29%     63.28%   121.47%     127.51%     37.29%     17.75%    17.24%    13.67%
Russell 2000
   Growth Index(2)
   (since 10/31/93)             45.77%     59.04%     99.74%   147.12%     153.68%     59.04%     25.94%    19.83%    15.61%
Lipper Mid Cap
   Growth Average(3)
   (since 10/31/93)             70.02%     97.82%    201.89%   275.46%     300.32%     97.82%     43.06%    29.56%    23.42%
------------------------------------------------------------------------------------------------------------------------------


Earnings disappointments continue to present the primary investment risk. However, company earnings reports continue to be generally positive to date and we expect superior earnings growth to be the key driver of smaller companies' outperformance ahead.

Given the recent high volatility in the stock market, it is important to keep in mind that we remain disciplined in our process, and we continue to:
o focus on companies that offer compelling valuations relative to their growth rates
o focus on companies that historically have strong, consistent earnings and revenue growth
o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors
o strictly adhere to our sell discipline seeking to help mitigate risk, and
o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.



It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.


             /S/  MARY P. DUGAN               /S/ AUDREY M.T. JONES
             __________________               _____________________

                             /S/ JOHN P. CALLAGHAN
                             _____________________
            Mary P. Dugan, Audrey M.T. Jones, and John P. Callaghan
                           Portfolio Managers of the
                              SMALL CAP PORTFOLIO
                                 March 31, 2000


(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
(2) Indices are unmanaged, and investments cannot be made in an index. The Russell 2000 Index is a capitalization weighted index which is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with a greater than average growth orientation.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. During the six months ended March 31, 2000, Lipper changed the way it classifies mutual funds. As a result of this reclassification, Small Cap is now part of the Lipper Mid Cap Growth Average. Previously, Small Cap was part of the Lipper Small Cap Growth Average.


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                                       5

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Small Cap
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PERFORMANCE COMPARISON


SMALL CAP AND THE RUSSELL 2000 INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE OCTOBER 31, 1993)


                    [GRAPH OMITTED]
                    PLOT POINTS FOLLOW:

                           Small Cap                  Russell 2000
                         Fund - $43,639              Index - $22,751
          Oct-93            10,000                       10,000
          Mar-94            10,375                        9,735
          Sep-94            11,451                       10,004
          Mar-95            14,107                       10,272
          Sep-95            18,263                       12,345
          Mar-96            21,049                       13,256
          Sep-96            23,074                       13,967
          Mar-97            17,517                       13,933
          Sep-97            27,217                       18,602
          Mar-98            26,987                       19,788
          Sep-98            19,745                       15,063
          Mar-99            26,616                       16,570
          Sep 99            28,931                       17,936
          Mar-00            43,639                       22,751



        Average Annual Total Return for the Period Ended March 31, 2000(2)

          One Year 63.96%   Five Years 25.02%   Since 10/21/931 25.70%

--------------------------------------------------------------------------------
(1) The Fund's inception date.
(2) Unaudited.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period the Fund waived certain fees and expenses.
Benchmark return is for the period beginning October 31, 1993.


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Small Cap
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STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                                                 AS OF
                                                                                 MARCH 31, 2000
                                                                                 --------------
ASSETS
     Investment in Small Cap Portfolio, at Value                                 $317,912,275
     Receivable for Shares of Beneficial Interest Subscribed                       16,884,312
     Prepaid Expenses and Other                                                        32,836
                                                                                 ------------
Total Assets                                                                      334,829,423
                                                                                 ------------
LIABILITIES
     Payable for Shares of Beneficial Interest Redeemed                             1,351,632
     Due to Bankers Trust                                                             176,777
     Accrued Expenses and Other                                                        39,519
                                                                                 ------------
Total Liabilities                                                                   1,567,928
                                                                                 ------------
NET ASSETS                                                                       $333,261,495
                                                                                 ============
COMPOSITION OF NET ASSETS
     Paid-in Capital                                                             $186,755,675
     Accumulated Net Realized Gain from Investment Transactions                    84,570,820
     Net Unrealized Appreciation on Investment                                     61,935,000
                                                                                 ------------
NET ASSETS                                                                       $333,261,495
                                                                                 ============
SHARES OUTSTANDING ($0.001 par value per share, unlimited number of shares
     of beneficial interest authorized)                                            11,610,478
                                                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     (net assets divided by shares outstanding)                                     $   28.70
                                                                                 ============


                       See Notes to Financial Statements.
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Small Cap
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STATEMENT OF OPERATIONS (Unaudited)


                                                                           FOR THE SIX
                                                                           MONTHS ENDED
                                                                          MARCH 31, 2000
                                                                          --------------
INVESTMENT INCOME
     Income Allocated from Small Cap Portfolio, net                        $    241,404
                                                                           ------------
EXPENSES
     Administration and Services Fees                                           853,792
     Registration Fees                                                            9,569
     Printing and Shareholder Reports                                             8,835
     Professional Fees                                                            6,881
     Trustees Fees                                                                1,995
     Miscellaneous                                                                1,771
                                                                           ------------
Total Expenses                                                                  882,843
Less: Fee Waivers or Expense Reimbursements                                     (29,051)
                                                                           ------------
Net Expenses                                                                    853,792
                                                                           ------------
EXPENSES IN EXCESS OF INVESTMENT INCOME                                        (612,388)
                                                                           ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net Realized Gain from Investment Transactions                          85,747,159
     Net Change in Unrealized Appreciation/Depreciation on Investment        22,969,577
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT                              108,716,736
                                                                           ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $108,104,348
                                                                           ============


                       See Notes to Financial Statements.
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Small Cap
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STATEMENTS OF CHANGES IN NET ASSETS


                                                                                FOR THE SIX             FOR THE
                                                                               MONTHS ENDED            YEAR ENDED
                                                                             MARCH 31, 2000(1)        SEPT. 30,1999
                                                                             -----------------        -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
     Expenses in Excess of Investment Income                                 $    (612,388)         $  (1,521,097)
     Net Realized Gain from Investment Transactions                             85,747,159             49,022,740
     Net Change in Unrealized Appreciation/Depreciation
          on Investment                                                         22,969,577             30,229,250
                                                                             -------------          -------------
Net Increase in Net Assets from Operations                                     108,104,348             77,730,893
                                                                             -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS
     Net Realized Gain from Investment Transactions                            (32,546,077)              (593,090)
                                                                             -------------          -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
     Proceeds from Sales of Shares                                             287,133,558            162,501,561
     Dividend Reinvestments                                                     22,153,759                422,175
     Cost of Shares Redeemed                                                  (267,856,393)          (196,099,298)
                                                                             -------------          -------------
     Net Increase (Decrease) from Capital Transactions in Shares of
     Beneficial Interest                                                        41,430,924            (33,175,562)
                                                                             -------------          -------------
TOTAL INCREASE IN NET ASSETS                                                   116,989,195             43,962,241
NET ASSETS
     Beginning of Period                                                       216,272,300            172,310,059
                                                                             -------------          -------------
     End of Period                                                           $ 333,261,495          $ 216,272,300
                                                                             =============          =============
--------------------------------------------------------------------------------

(1) Unaudited.


                       See Notes to Financial Statements.
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Small Cap
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FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for Small Cap.


                                                       FOR THE SIX
                                                      MONTHS ENDED                    FOR THE YEARS ENDED SEPT. 30,
                                                     MARCH 31, 2000(1)     1999       1998         1997       1996        1995
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                       $21.89         $14.96     $23.68      $21.66      $18.50      $11.60
                                                           ------         ------     ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
      Expenses in Excess of Investment Income               (0.05)         (0.15)     (0.18)      (0.14)      (0.12)      (0.04)
      Net Realized and Unrealized Gain (Loss)
            on Investment                                   10.18           7.13      (6.24)       3.58        4.65        6.94
                                                           ------         ------     ------      ------      ------      ------
Total from Investment Operations                            10.13           6.98      (6.42)       3.44        4.53        6.90
                                                           ------         ------     ------      ------      ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
      Net Realized Gain from Investment
            Transactions                                    (3.32)         (0.05)     (1.04)      (1.42)      (1.37)         --
      In Excess of Net Realized Gains                          --             --      (1.26)         --          --          --
                                                           ------         ------     ------      ------      ------      ------
Total Distributions                                         (3.32)         (0.05)     (2.30)      (1.42)      (1.37)         --
                                                           ------         ------     ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                             $28.70         $21.89     $14.96      $23.68      $21.66      $18.50
                                                           ======         ======     ======      ======      ======      ======
TOTAL INVESTMENT RETURN                                     50.84%         46.52%    (28.38)%     17.90%      26.41%      59.48%
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000s omitted)                 $333,261       $216,272   $172,310    $286,322    $242,236    $122,935
Ratios to Average Net Assets:
      Expenses in Excess of Investment Income               (0.46)%(2)     (0.74)%    (0.87)%     (0.89)%     (0.70)%     (0.46)%
      Expenses After Waivers, Including Expenses
            of the Small Cap Portfolio                       1.25%(2)       1.25%      1.25%       1.25%       1.25%       1.25%
      Expenses Before Waivers, Including Expenses
            of the Small Cap Portfolio                       1.43%(2)       1.46%      1.44%       1.28%       1.47%       1.59%

--------------------------------------------------------------------------------

(1) Unaudited.
(2) Annualized



                       See Notes to Financial Statements.
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Small Cap
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NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Small Cap (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on October 21, 1993. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Small Cap Portfolio, a series of BT Investment Portfolios (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 2000, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses that are attributable to the Trust are allocated among the funds in the Trust.

The preparation of financial statements in conformity with accounting principles generally accepted in the UnitedStates requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH
        AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees through January 31, 2001 and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.


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                                       11

Small Cap
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 3--SHARES OF BENEFICIAL INTEREST
At March 31, 2000 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                    FOR THE SIX MONTHS ENDED            FOR THE YEAR ENDED
                         MARCH 31, 20001                SEPTEMBER 30, 1999
                --------------------------------------------------------------
                  SHARES           AMOUNT             SHARES         AMOUNT
                -----------    -------------       -----------   -------------
Sold             11,164,209    $ 287,133,558         8,607,904   $ 162,501,561
Reinvested          994,334       22,153,759            24,817         422,175
Redeemed        (10,429,240)    (267,856,393)      (10,266,076)   (196,099,298)
               ------------   --------------      ------------   -------------
Net Increase
 (Decrease)       1,729,303    $  41,430,924        (1,633,355)  $ (33,175,562)
               ============   ==============      ============   =============


--------------------------------------------------------------------------------
(1) Unaudited.


NOTE 4--FUND NAME CHANGE
On January 31, 2000, the Fund changed its name from BT Investment Small Cap Fund to Small Cap.


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                                       12

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS MARCH 31, 2000 (Unaudited)


     SHARES   DESCRIPTION                                            VALUE
     ------   -----------                                            -----
              COMMON STOCKS - 93.3%
              CONSUMER - 12.8%
     70,533   99 Cents Only Stores(1)                             $ 2,768,433
      4,000   Agency.com Ltd.(1)                                      106,750
     65,300   American Eagle Outfitters(1)                          2,477,319
    107,700   BJ's Wholesale Club, Inc.(1)                          4,159,912
     83,700   Championship Auto Racing(1)                           1,841,400
     58,700   Furniture Brands International, Inc.(1)               1,104,294
     34,100   Hispanic Broadcasting Corp.(1)                        3,861,825
     53,900   Mohawk Industries, Inc.(1)                            1,206,012
    180,100   Pacific Sunwear of California(1)                      6,933,850
     67,400   Radio Unica Communications(1)                           796,162
    110,700   Spanish Broadcasting System(1)                        2,596,261
     27,500   Talbots, Inc.                                         1,619,063
    126,075   T-HQ, Inc.(1)                                         2,253,591
    111,500   Too, Inc.(1)                                          3,519,219
     96,300   Universal Foods Corp.(1)                              2,058,412
     75,100   Zale Corp.(1)                                         3,543,781
                                                                 ------------
                                                                   40,846,284
                                                                 ------------
              CREDIT SENSITIVE - 6.3%
     94,900   Annuity and Life Re (Holdings)(1)                     2,467,400
     91,600   Banks United Corp., - Class  A                        2,891,125
     20,900   BISYS Group, Inc.(1)                                  1,389,850
     56,100   Bottomline Technologies, Inc.(1)                      2,044,144
     90,200   D.R. Horton, Inc.                                     1,178,237
     84,600   Golden State Bancorp, Inc.(1)                         1,263,712
     21,100   Investment Technology Group, Inc.(1)                    743,775
    130,200   Labranche & Company(1)                                1,643,775
     80,366   Legg Mason, Inc.(1)                                   3,475,829
     84,900   LNR Property Corporation(1)                           1,618,406
    164,200   Sovereign Bancorp, Inc.(1)                            1,241,762
                                                                 ------------
                                                                   19,958,015
                                                                 ------------
              ENERGY - 9.5%
    103,800   BJ Services Co.(1)                                    7,668,225
     44,000   Cooper Cameron Corp.(1)                               2,942,500
     65,900   Devon Energy Corp.                                    3,200,269
    362,400   Global Industries, Ltd.(1)                            5,300,100
     94,700   Marine Drilling Co., Inc.(1)                          2,598,331
    113,300   Sante Fe International                                4,192,100
     54,700   Smith International, Inc.(1)                          4,239,250
                                                                 ------------
                                                                   30,140,775
                                                                 ------------
              HEALTH CARE - 14.1%
    200,700   Accredo Health, Inc.(1)                               6,648,188
    142,000   Cell Genesys, Inc.(1)                                 3,026,375
    169,650   Dendrite International(1)                             3,552,047
    101,000   Enzon, Inc.(1)                                        3,806,438
    111,300   Priority Healthcare Corp. - Class B1                  5,592,825
    131,800   Province Healthcare Co.(1)                            3,772,776



     SHARES   DESCRIPTION                                            VALUE
     ------   -----------                                            -----
    109,300   Resmed, Inc.(1)                                       7,801,288
    105,500   Sonosight, Inc.(1)                                    3,507,875
    198,000   Trigon Healthcare, Inc.(1)                            7,078,500
                                                                 ------------
                                                                   44,786,312
                                                                 ------------
              PROCESS INDUSTRIES - 1.5%
     56,500   Bowater, Inc.                                         3,015,688
     34,100   Rayonier, Inc.                                        1,662,375
                                                                 ------------
                                                                    4,678,063
                                                                 ------------
              SERVICE COMPANIES - 5.3%
     85,400   Alamosa PCS Holdings, Inc.(1)                         3,223,850
     50,300   Dobson Communications(1)                              1,156,900
     48,500   GT Group Telecom(1)                                   1,012,437
     93,500   Insight Communications(1)                             1,928,438
     97,900   Pac-West Telecomm, Inc.(1)                            3,059,375
     63,600   SBA Communications Corp.(1)                           2,798,400
     20,100   Triton PCS Holdings, Inc.(1)                          1,200,975
     49,900   Viatel, Inc.(1)                                       2,504,356
                                                                 ------------
                                                                   16,884,731
                                                                 ------------
              TECHNOLOGY - 39.3%
    163,800   Allied Riser Communications(1)                        5,692,050
     56,800   Alpha Industries, Inc.(1)                             5,396,000
    123,000   Asyst Technologies, Inc.(1)                           7,195,500
    139,000   ATMI, Inc.(1)                                         6,637,250
    109,800   Cognex Corp.(1)                                       6,334,088
    130,000   Computer Network Technology Corp.(1)                  2,275,000
     50,200   Credence Systems Corp.(1)                             6,281,275
     64,700   Documentum, Inc.(1)                                   5,046,600
     87,800   FileNet Corp.(1)                                      2,612,050
     35,900   Intranet Solutions, Inc.(1)                           1,651,400
    502,600   Maxtor Corp.(1)                                       6,502,387
     60,800   Net2000 Communications(1)                             1,444,000
     82,800   Netpliance, Inc.(1)                                   1,200,600
    236,800   Pairgain Technologies(1)                              4,425,200
     26,000   PC-Tel, Inc.(1)                                       1,956,500
     62,850   Pegasus Systems, Inc.(1)                                993,816
     19,300   Photon Dynamics, Inc.(1)                              1,331,700
    336,500   Pinnacle Systems, Inc.(1)                            11,188,625
     72,000   Polycom  Corp.(1)                                     5,701,500
    188,600   S3, Inc.(1)                                           3,960,600
    231,600   Saga Systems, Inc.(1)                                 8,279,700
    164,900   Sagent Technology(1)                                  4,751,181
    101,800   Sportsline.com, Inc.(1)                               2,996,738
    287,400   Tech Data Corp.(1)                                    9,448,275
     46,600   Therma-Wave, Inc.(1)                                  1,584,400
    107,100   Titan Corp.(1)                                        5,462,100
      2,600   Websense, Inc.(1)                                       124,962
     79,900   Zoran Corp.(1)                                        4,499,369
                                                                 ------------
                                                                  124,972,866
                                                                 ------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       13

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000 (Unaudited)


     SHARES   DESCRIPTION                                            VALUE
     ------   -----------                                            -----
              TRANSPORTATION - 4.5%
    119,400   Airborne Freight Corp.(1)                          $  2,865,600
    121,200   Atlantic Coast Airlines, Inc.(1)                      3,136,050
     32,250   EGL, Inc.(1)                                            753,844
     83,300   Tidewater, Inc.                                       2,649,981
    131,000   US Freightways Corp.                                  4,904,312
                                                                 ------------
                                                                   14,309,787
                                                                 ------------
TOTAL COMMON STOCKS
     (Cost $236,410,287)                                         $296,576,833
                                                                 ------------


     SHARES   DESCRIPTION                                            VALUE
     ------   -----------                                            -----
               SHORT-TERM INSTRUMENT - 5.4%
$17,191,046    Institutional Cash Management
                    Fund                                         $ 17,191,046
                                                                 ------------
TOTAL INVESTMENTS
     (Cost $253,601,333)
                                             98.7%               $313,767,879
                                                                 ------------
OTHER ASSETS IN EXCESS OF LIABILITIES         1.3                   4,144,436
                                            -----                ------------
NET ASSETS                                  100.0%               $317,912,315
                                            =====                ============

--------------------------------------------------------------------------------
(1) Non-income producing security during the six month period ended March 31, 2000.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       14

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                             AS OF
                                                             MARCH 31, 2000
                                                             --------------
ASSETS
     Investments, at Value (Cost of $253,601,333)              $313,767,879
     Receivable for Fund Shares Sold                                 92,194
     Receivable for Securities Sold                               6,661,113
     Dividends and Interest Receivable1                             186,457
     Cash                                                         1,483,065
                                                               ------------
Total Assets                                                    322,190,708
                                                               ------------
LIABILITIES
     Payable for Securities Purchased                             4,087,966
     Due to Bankers Trust                                           165,824
     Accrued Expenses and Other                                      24,603
                                                               ------------
Total Liabilities                                                 4,278,393
                                                               ------------
NET ASSETS                                                     $317,912,315
                                                               ============
COMPOSITION OF NET ASSETS
     Paid-in Capital                                           $257,745,769
     Net Unrealized Appreciation on Investments                  60,166,546
                                                               ------------
Net Assets                                                     $317,912,315
                                                               ============

--------------------------------------------------------------------------------
(1) Includes $164,118 from the Portfolio's investment in the Institutional Cash Management Fund.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       15

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)


                                                                         FOR THE SIX
                                                                        MONTHS ENDED
                                                                       MARCH 31, 2000
                                                                       --------------
INVESTMENT INCOME
     Dividends                                                           $  1,021,784
                                                                         ------------
EXPENSES
     Advisory Fees                                                            836,066
     Administration and Services Fees                                         131,539
     Professional Fees                                                         16,395
     Trustees Fees                                                              1,631
     Miscellaneous                                                                824
                                                                         ------------
Total Expenses                                                                986,455
Less: Fee Waivers or Expense Reimbursements                                  (206,075)
                                                                         ------------
Net Expenses                                                                  780,380
                                                                         ------------
NET INVESTMENT INCOME                                                         241,404
                                                                         ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net Realized Gain from Investment Transactions                        85,747,170
     Net Change in Unrealized Appreciation/Depreciation on Investments     22,969,579
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                           108,716,749
                                                                         ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $108,958,153
                                                                         ============


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       16

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                    FOR THE SIX              FOR THE
                                                                    MONTHS ENDED            YEAR ENDED
                                                                  MARCH 31, 2000(1)        SEPT. 30,1999
                                                                  -----------------        -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
     Net (Expenses in Excess of) Investment Income                  $    241,404          $   (188,887)
     Net Realized Gain from Investment Transactions                   85,747,170            49,022,746
     Net Change in Unrealized Appreciation/Depreciation
          on Investments                                              22,969,579            30,229,254
                                                                    ------------          ------------
Net Increase in Net Assets from Operations                           108,958,153            79,063,113
                                                                    ------------          ------------
CAPITAL TRANSACTIONS
     Proceeds from Capital Invested                                  293,767,926           160,986,273
     Value of Capital Withdrawn                                     (300,118,774)         (198,015,755)
                                                                    ------------          ------------
Net Decrease in Net Assets from Capital Transactions                  (6,350,848)          (37,029,482)
                                                                    ------------          ------------
TOTAL INCREASE IN NET ASSETS                                         102,607,305            42,033,631
NET ASSETS
     Beginning of Period                                             215,305,010           173,271,379
                                                                    ------------          ------------
     End of Period                                                  $317,912,315          $215,305,010
                                                                    ============          ============

--------------------------------------------------------------------------------

(1)  Unaudited.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

Small Cap Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Small Cap Portfolio.


                                                       FOR THE SIX
                                                       MONTHS ENDED                   FOR THE YEARS ENDED SEPT. 30,
                                                     MARCH 31, 2000(1)    1999         1998         1997       1996       1995
                                                     ---------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
      Net Assets, End of Period (000s omitted)           $317,912       $215,305    $173,271     $285,878    $245,615   $123,828
Ratios to Average Net Assets:
      Net Investment Income (Expenses in
      Excess of Investment Income)                           0.18%(2)      (0.09)%     (0.22)%      (0.24)%     (0.05)%     0.19%
      Expenses After Waivers                                 0.60%(2)       0.60%       0.60%        0.60%       0.60%      0.60%
      Expenses Before Waivers                                0.76%(2)       0.75%       0.77%        0.77%       0.77%      0.79%
Portfolio Turnover Rate                                        78%           159%        182%         188%        159%       161%

--------------------------------------------------------------------------------

(1)  Unaudited.
(2)  Annualized.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       18

Small Cap Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Portfolios (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated Trust under the laws of New York and began operations on October 21, 1993. Small Cap Portfolio is a series of that Trust. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. SECURITY VALUATION
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges and are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. OTHER
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH
        AFFILIATES

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has contractually agreed to waive its fees through January 31, 2001 and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .60% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund ("the Cash Management Fund"), an open-end management investment company managed by Bankers Trust. The Cash Management Fund is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from the Cash Management Fund to the Portfolio for the six months ended March 31, 2000 amounted to $822,762 and are included in dividend income.

At March 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $150,000,000, which expires April 29, 2000. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants, based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the six month period ended March 31, 2000. Subsequent to March 31, 2000, the revolving credit facility was renewed and increased to $200,000,000, which expires April 27, 2001.


--------------------------------------------------------------------------------
                                       19

Small Cap Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 3--PURCHASES AND SALES OF INVESTMENT
        SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six month period ended March 31, 2000 were $184,304,527 and $181,551,740, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2000 was $253,601,333. The aggregate gross unrealized appreciation for all investments was $73,579,880 and the aggregate gross unrealized depreciation for all investments was $13,413,334.


NOTE 4--PORTFOLIO MANAGER CHANGE
Effective May 11, 2000, Doris Klug replaces Mary Dugan as one of the portfolio managers.


--------------------------------------------------------------------------------
                                       20

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                               DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                               P.O. BOX 219210
                               KANSAS CITY, MO 64121-9210
or call our toll-free number:  1-800-368-4031

This report must be preceded or accompanied by a current prospectus for the Fund.





Small Cap                                                   CUSIP #055922769
BT INVESTMENT FUNDS                                         1698SA (3/00)

Distributed by:
ICC Distributors, Inc.